UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2009

Nash-Finch Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-785	41-0431960
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7600 France Avenue South, Edina, Minnesota		55435
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-832-0534

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stockholder Approval of Incentive Award Plan

At the 2009 Annual Meeting of Stockholders held on May 20, 2009 (the "2009 Annual Meeting"), the stockholders of Nash-Finch Company ("Nash-Finch" or the "Company") approved the Nash-Finch Company 2009 Incentive Award Plan (the "2009 Plan"). The purpose of the 2009 Plan is to support the maximization of long-term value creation for Nash-Finch and its stockholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for Nash-Finch and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

The 2009 Plan permits the grant of the following types of incentive awards: (i) stock options, (ii) restricted stock, (iii) restricted stock units, (iv) deferred stock, (v) stock payments, (vi) stock appreciation rights, (vii) performance awards, and (viii) and other stock or cash awards. The Plan authorizes the granting of awards with respect to an aggregate of: (i) 700,000 shares of common stock, plus (ii) any shares that were the subject of awards under the 2000 Stock Incentive Plan as of the Effective Date (as defined in the 2009 Plan) but which subsequently are settled without delivery of shares to the holder (whether through forfeiture or otherwise). The 2009 Plan has a term of ten years and provides that it shall be administered by the Compensation and Management Development Committee (the "Compensation Committee") of the Board.

For a more detailed description of the 2009 Plan, see Proposal Four of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 14, 2009 (the "Proxy Statement"). A copy of the 2009 Plan is attached as Appendix III to the Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.

Stockholder Approval of Performance Incentive Plan

Also at the 2009 Annual Meeting, the stockholders approved the Nash-Finch Company Performance Incentive Plan (the "Performance Incentive Plan"). The Board of Directors of Nash-Finch had previously adopted the Performance Incentive Plan, subject to stockholder approval. The Performance Incentive Plan is administered by the Compensation Committee and provides for the payment of annual incentive compensation for persons designated as Key and Senior Management Employees of the Company based on the achievement of pre-established performance objectives. Payment is made in the form of cash, subject to the right of participants to elect to receive all or a portion of the award in common stock of Nash-Finch. To the extent that a participant elects to receive payment in the form of common stock, the participant will be granted additional, restricted shares of common stock equal to 15% of the number of shares elected to be received in lieu of cash payment of the award.

The Performance Incentive Plan requires that, no later than 90 days after the commencement of the award year, the Compensation Committee establish in writing the Selected Performance Factors, Selected Performance Objectives and Incentive Opportunity (as defined in the Performance Incentive Plan) upon which an award is based or subject. The Performance Incentive Plan specifies objectively determined measures to which the performance objectives are required to be related. Prior to the payment of awards, the Compensation Committee must certify in writing whether and to what extent the applicable performance objectives have been satisfied. The maximum payment, including the 15% restricted stock match, to any participant under the Performance Incentive Plan for any year will be $3,000,000.

For a more detailed description of the Performance Incentive Plan, see Proposal Five of the Proxy Statement. A copy of the Performance Incentive Plan is attached as Appendix IV to the Proxy Statement and is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Certificate of Incorporation

On May 22, 2009, Nash-Finch filed a Certificate of Amendment to its Restated Certificate of Incorporation ("Restated Certificate") with the Secretary of State of Delaware. The Certificate of Amendment became effective upon filing. Nash-Finch included two proposals in the Proxy Statement seeking stockholder approval to amend Article VIII of the Restated Certificate to (i) eliminate the requirement of cause and a super-majority vote for the removal of a director and (ii) eliminate advance notice provisions for director nominations from the Restated Certificate. Stockholders approved both of the proposed amendments to the Restated Certificate at the 2009 Annual Meeting.

A copy of the Certificate of Amendment as filed with the Secretary of State of Delaware is filed as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Upon stockholder approval of the amendments to Article VIII of the Restated Certificate, the Board of Directors of Nash-Finch approved corresponding amendments to Article II, Section 6 and Article III, Section 6 of the Company’s Bylaws to provide detailed notice procedures for stockholders to nominate candidates for election as directors and for stockholder proposals (other than director nominations) to be brought before an annual meeting of stockholders. Such amendments became effective on May 20, 2009 following stockholder approval of the amendments to the Restated Certificate at the 2009 Annual Meeting.

A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference.

Item 8.01 Other Events.

Nash-Finch Company held its 2009 Annual Meeting of Stockholders on May 20, 2009. Of the 12,817,780 shares outstanding and entitled to vote, 11,571,863 shares were represented at the meeting, or 90.28% of the outstanding shares. During the meeting, the stockholders voted on the following matters:

Proposal 1 – Election of Directors

•Elected the following seven individuals to the Board of Directors to serve as directors until the 2010 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:

-------------------------------Votes Cast-----------------Votes
----------------------------------For-------------------Withheld

Robert L. Bagby-----------------11,418,449---------------153,414

Alec C. Covington---------------11,422,266---------------149,597

Sam K. Duncan-------------------11,414,154---------------157,709

Mickey P. Foret-----------------11,302,092---------------269,771

Douglas A. Hacker---------------11,414,763---------------157,100

Hawthorne L. Proctor------------11,416,214---------------155,649

William R. Voss-----------------11,216,180---------------355,683

Proposal 2 – To Approve an Amendment to our Restated Certificate of Incorporation to Permit Stockholders to Remove Directors With or Without Cause by a Majority Vote

• There were 11,548,378 votes for the proposal, 15,910 votes against the proposal, and 7,575 abstentions.

Proposal 3 – To Approve an Amendment to our Restated Certificate of Incorporation to Eliminate Advance Notice Provisions for Director Nominations from the Restated Certificate of Incorporation

• There were 10,100,606 votes for the proposal, 1,462,750 votes against the proposal, and 8,507 abstentions.

Proposal 4 – To Approve the Nash-Finch Company 2009 Incentive Award Plan

• There were 6,068,550 votes for the proposal, 4,918,795 votes against the proposal, 21,922 abstentions and 562,596 broker non-votes.

Proposal 5 – To Approve the Nash-Finch Company Performance Incentive Plan

• There were 9,939,499 votes for the proposal, 1,051,954 votes against the proposal, 17,815 abstentions and 562,595 broker non-votes.

Proposal 6 – To Ratify the Selection of Ernst & Young LLP as Our Independent Registered Public Accounting Firm

• There were 11,491,057 votes for the proposal, 77,879 votes against the proposal, and 2,927 abstentions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.--Description

3.1 Certificate of Amendment to the Nash-Finch Company Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on May 22, 2009.

3.2 Amended and Restated Bylaws of Nash-Finch Company, as amended May 20, 2009.

10.1 Nash-Finch Company 2009 Incentive Award Plan.

10.2 Nash-Finch Company Performance Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nash-Finch Company

May 26, 2009	By:	/s/ Kathleen M. Mahoney

Name: Kathleen M. Mahoney
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to the Nash-Finch Company Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on May 22, 2009.
3.2	Amended and Restated Bylaws of Nash-Finch Company, as amended May 20, 2009.
10.1	Nash-Finch Company 2009 Incentive Award Plan.
10.2	Nash-Finch Company Performance Incentive Plan